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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                    ------------------------

                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 12, 2000
                                                  ----------------



                               PRO NET LINK CORP.
                               ------------------
             (Exact name of registrant as specified in its charter)



       Nevada                                      88-0333454
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(State or other jurisdiction                 (I.R.S. Employer
 of incorporation or                          Identification No.)
 organization)


                             000-26541
                      ------------------------
                      (Commission File Number)


645 Fifth Avenue, Suite 303, New York, NY                        10022
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (212)688-8838
                                                   ----------------


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Item 5.  Other Events

        The Company announced that it has secured private funding commitments totaling $3 million from two individuals, including Mr. Jean Pierre Collardeau, the Company's founder, Chief Executive Officer and President. Further information concerning such matters is set forth in a press release of the Company attached as Exhibit 99.1 to this report.


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Item 7.  Exhibits

        (C) EXHIBITS

        99.1    Press Release issued by the Company on October 11, 2000.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 12, 2000



                                    PRO NET LINK CORP.
                                    (Registrant)




                                    By:     /s/ Jean Pierre Collardeau
                                            --------------------------
                                            Name: Jean Pierre Collardeau
                                            Title: President and Secretary


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                                  EXHIBIT INDEX

        99.1 Press release, issued by Pro Net Link Corp., a Nevada corporation, on October 11, 2000.


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